Exhibit 10.1

Execution Version

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

among

ANYWHERE REAL ESTATE GROUP LLC,

the other Loan Parties party hereto,

JPMORGAN CHASE BANK, N.A.,

as administrative agent and Initial First Lien Priority Representative,

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as the Initial Second Lien Priority Representative,

and

each additional First Lien Priority Representative and additional Second Lien Priority

Representative from time to time party hereto

dated as of August 24, 2023

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of August 24, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”) among Anywhere Real Estate Group LLC (the “Borrower”), and each of the other Loan Parties (as defined below) from time to time party hereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the First Lien Priority Secured Parties under the Term Loan B/Revolving Credit Agreement (as each term is defined below) (in such capacity, with its successors and assigns, the “Term Loan B/RC Agent”) and as administrative agent and collateral agent for the First Lien Priority Secured Parties under the Term Loan A Credit Agreement (as defined below) (in such capacity, with its successors and assigns, the “Term Loan A Agent”), The Bank of New York Mellon Trust Company, N.A., as collateral agent for the Second Lien Priority Secured Parties under the Initial Second Lien Priority Indenture (as each term is defined below) (in such capacity, with its successors and assigns, the “Initial Second Lien Priority Representative”), and each additional First Lien Priority Representative and additional Second Lien Priority Representative from time to time that becomes a party hereto pursuant to Section 9.3(b).

WHEREAS, the Borrower, Anywhere Intermediate Holdings LLC (“Intermediate Holdings”), the Term Loan B/RC Agent and certain financial institutions and other entities are parties to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, modified and supplemented from time to time, the “Term Loan B/Revolving Credit Agreement”), pursuant to which such financial institutions and other entities have made and have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Borrower, Intermediate Holdings, the Term Loan A Agent and certain financial institutions and other entities are parties to the Credit Agreement, dated as of October 23, 2015 (as amended, modified and supplemented from time to time, the “Term Loan A Credit Agreement” and, together with the Term Loan B/Revolving Credit Agreement, the “Existing Credit Agreements”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings assigned thereto in the Term Loan B/Revolver Credit Agreement and Term Loan A Credit Agreement, as applicable), pursuant to which such financial institutions and other entities have made and have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Borrower, Intermediate Holdings, Anywhere Real Estate Inc., Anywhere Co- Issuer Corp., the other Loan Parties party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, are parties to that certain Indenture dated as August 24, 2023 (as amended, modified and supplemented from time to time, the “Initial Second Lien Priority Indenture”) governing the $639,922,460 of 7.000% Second Lien Senior Secured Notes due April 15, 2030 (including any additional notes from time to time issued pursuant thereto, the “Initial Second Lien Priority Notes”); and

WHEREAS, the Borrower and the other Loan Parties have granted to the Initial First Lien Priority Representative security interests in the Common Collateral as security for payment and performance of the First Lien Priority Obligations under each of the Existing Credit Agreements; and

WHEREAS, the Borrower and the other Loan Parties shall grant to the Initial Second Lien Priority Representative security interests in the Common Collateral junior to the security interests granted to the Initial First Lien Priority Representative as security for payment and performance of the Second Lien Priority Obligations under the Initial Second Lien Priority Indenture; and

WHEREAS, it is a condition precedent to the effectiveness of the Initial Second Lien Priority Indenture that the parties hereto shall have executed and delivered this Agreement for the purpose of setting forth the relative priority of the liens created by the First Lien Priority Security Documents and the Second Lien Priority Security Documents (as such terms are hereinafter defined) in respect of the exercise of the rights and remedies and priorities in respect of the Common Collateral and the application of proceeds thereof; and

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the parties agree as follows:

Section 1. Definitions.

1.1 Defined Terms. The following terms, as used herein, have the following meanings:

“Additional First Lien Priority Agreement” means any agreement permitted to be designated as such by the First Lien Priority Agreement and the Second Lien Priority Agreement, provided an authorized representative with respect to such agreement becomes party hereto, and binds the holders of indebtedness thereunder, in accordance with Section 9.3(b).

“Additional First Lien Priority Debt” means any indebtedness that is incurred, issued or guaranteed by any Loan Party (other than indebtedness issued under the Term Loan A Credit Agreement and the Term Loan B/Revolving Credit Agreement) and secured by Liens on the Common Collateral (or a portion thereof) on a senior basis to the Liens securing the Second Lien Priority Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, issued or guaranteed on such basis by each First Lien Priority Agreement and each Second Lien Priority Agreement in effect at the time of such incurrence, issuance or guarantee and (ii) the representative for the holders of such indebtedness shall have become party to this Agreement pursuant to, and by satisfying the condition set forth in, Section 9.3(b).

“Additional Second Lien Priority Agreement” means any agreement permitted to be designated as such by the First Lien Priority Agreement and the Second Lien Priority Agreement, provided an authorized representative with respect to such agreement becomes party hereto, and binds the holders of indebtedness thereunder, in accordance with Section 9.3(b).

“Additional Second Lien Priority Debt” means any indebtedness that is incurred, issued or guaranteed by any Loan Party (other than indebtedness issued under the Initial Second Lien Priority Indenture) and secured by Liens on the Common Collateral (or a portion thereof) on a junior basis to the Liens securing the First Lien Priority Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, issued or guaranteed on such basis by each First Lien Priority Agreement and each Second Lien Priority Agreement in effect at the time of such incurrence, issuance or guarantee and (ii) the representative for the holders of such indebtedness shall have become party to this Agreement pursuant to, and by satisfying the condition set forth in, Section 9.3(b).

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” has the meaning set forth in the introductory paragraph hereof.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Cash Management Obligations” means, with respect to any Loan Party or any other Subsidiary of the Borrower, any obligations of such Loan Party or Subsidiary owed to any First Lien Priority Secured Party (or any of its affiliates) in respect of overdrafts and related liabilities or arising from treasury, depositary or other cash management services and facilities (including, but not limited to, intraday, ACH and purchasing card/T&E services) or arising from any automated-clearing-house transfers of funds or from other transactions or arrangements referred to in Section 6.01(w) of each of the Existing Credit Agreements.

“Common Collateral” means all assets that are both First Lien Priority Collateral and Second Lien Priority Collateral.

“Comparable Second Lien Priority Security Document” means, in relation to any Common Collateral subject to any First Lien Priority Security Document, the applicable Second Lien Priority Security Document that creates a security interest in such Common Collateral, granted by the same Loan Party, as applicable.

“Controlling First Lien Priority Representative” means the “Controlling Collateral Agent” as defined in the First Lien Priority Intercreditor Agreement.

“Controlling Second Lien Priority Representative” means (i) until the discharge in full of the obligations in respect of the Initial Second Lien Priority Notes, the Initial Second Lien Priority Representative, and (ii) from and after the discharge of the obligations in full in respect of the Initial Second Lien Priority Notes, the Second Lien Priority Representative for the Second Lien Priority Obligations that constitutes the largest outstanding principal amount of any then outstanding series of Second Lien Priority Obligations.

“DIP Financing” has the meaning set forth in Section 5.2.

“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Initial Second Lien Priority Representative, or another method or system specified by the Initial Second Lien Priority Representative as available for use in connection with its services hereunder.

“Enforcement Action” means, with respect to the First Lien Priority Obligations or the Second Lien Priority Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies with respect to the Common Collateral under, as applicable, the First Lien Priority Documents or the Second Lien Priority Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Existing Credit Agreements” has the meaning set forth in the second WHEREAS clause of this Agreement.

“First Lien Priority Agreement” means the collective reference to (i) the Term Loan B/Revolving Credit Agreement, (ii) the Term Loan A Credit Agreement, (iii) any Additional First Lien Priority Agreement and (iv) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase (to the extent permissible under the then existing First Lien Priority Agreements and Second Lien Priority Agreements), renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time the indebtedness and other obligations outstanding under either of the Existing Credit Agreements that are subject to a First Priority Lien, any Additional First Lien Priority Agreement or any other agreement or instrument referred to in this clause (iv) unless such agreement or instrument expressly provides that it is not intended to be and is not a First Lien Priority Agreement hereunder (a “Replacement First Lien Priority Agreement”). Any reference to the First Lien Priority Agreement hereunder shall be deemed a reference to any First Lien Priority Agreement then extant, as amended, modified and supplemented from time to time.

“First Lien Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any First Lien Priority Secured Party as security for any First Lien Priority Obligation.

“First Lien Priority Collateral Agreement” means the collective reference to (i) the Amended and Restated Guarantee and Collateral Agreement, dated as of March 5, 2013, among Intermediate Holdings, the Borrower, the grantors party thereto and the Term Loan B/RC Agent, as amended, modified and supplemented from time to time, (ii) the Guarantee and Collateral Agreement, dated as of October 23, 2015, among Intermediate Holdings, the Borrower, the other grantors party thereto, and the Term Loan A Agent, as amended, modified and supplemented from time to time and (iii) any other agreements and documents purporting to grant a security interest in First Lien Priority Collateral executed and delivered pursuant to any other First Lien Priority Agreement.

“First Lien Priority Creditors” means with respect to (i) the Existing Credit Agreements, the “Secured Parties” (as defined under each Existing Credit Agreement) and (ii) any other First Lien Priority Agreement, any holders of additional First Lien Priority Obligations thereunder and that are otherwise “Secured Parties” (as defined in the First Lien Priority Collateral Agreement) with a First Priority Lien.

“First Lien Priority Documents” means each First Lien Priority Agreement, each First Lien Priority Security Document and each First Lien Priority Guarantee.

“First Lien Priority Guarantee” means any guarantee by any Loan Party of any or all of the First Lien Priority Obligations.

“First Lien Priority Intercreditor Agreement” means the First Lien Priority Intercreditor Agreement, dated as of February 2, 2012 (as amended, restated and supplemented from time to time), among the Borrower, the other Loan Parties party thereto, the Term Loan A Agent and the Term Loan B/RC Agent and the other parties party thereto.

“First Lien Priority Obligations” means (i) with respect to each of the Existing Credit Agreements, all “Loan Obligations” (as defined in the First Lien Priority Collateral Agreement) of each Loan Party that are secured by a First Priority Lien and (ii) with respect to each other First Lien Priority Agreement, (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made or other indebtedness issued or incurred pursuant to such First Lien Priority Agreement, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to such First Lien Priority Agreement, (c) all Hedging Obligations, (d) all Cash Management Obligations, and (e) all guarantee obligations, fees, expenses and other amounts payable from time to time pursuant to the First Lien Priority Documents. To the extent any payment with respect to any First Lien Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Lien Priority Secured Party, any receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Lien Priority Obligations Payment Date” means the first date on which (i) the First Lien Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in full (or cash collateralized or defeased in accordance with the terms of the First Lien Priority Documents), (ii) all commitments to extend credit under the First Lien Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the First Lien Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Lien Priority Documents), and (iv) the First Lien Priority Representative has delivered a written notice to the Second Lien Priority Representative stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the First Lien Priority Secured Parties, which notice shall be delivered by the First Lien Priority Representative promptly after the occurrence of the events described in clauses (i), (ii) and (iii).

“First Lien Priority Representative” means the Initial First Lien Priority Representative and any Person identified as a “First Lien Priority Representative” in any First Lien Priority Agreement other than the Existing Credit Agreements. In the case of any Replacement First Lien Priority Agreement, the First Lien Priority Representative shall be the Person identified as such in such Agreement.

“First Lien Priority Secured Parties” means the First Lien Priority Representatives, the First Lien Priority Creditors and any other holders of the First Lien Priority Obligations.

“First Lien Priority Security Documents” means the First Lien Priority Collateral Agreement, each of the security agreements executed and delivered pursuant to any First Lien Priority Agreement and the security agreements and other instruments and documents executed and delivered pursuant to the First Lien Priority Collateral Agreement or pursuant to Section 5.09 of each of the Existing Credit Agreements in order to satisfy the Collateral and Guarantee Requirement, and to cause the Collateral and Guarantee Requirement to be and remain satisfied, with respect to the First Lien Priority Creditors.

“First Priority Class Debt” has the meaning assigned to such term in Section 9.3(b).

“First Priority Class Debt Parties” has the meaning assigned to such term in Section 9.3(b).

“First Priority Class Debt Representative” has the meaning assigned to such term in Section 9.3(b).

“First Priority Lien” means any Lien created by the First Lien Priority Security Documents.

“Hedging Obligations” means, with respect to any Loan Party or a Subsidiary of a Loan Party, any obligations of such Loan Party or Subsidiary of a Loan Party owed to any First Lien Priority Creditor (or any of its affiliates) in respect of any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreement or other Swap Agreement any option with respect to any such transaction.

“Initial First Lien Priority Representative” means JPMorgan Chase Bank, N.A. as Term Loan B/RC Agent and Term Loan A Agent.

“Initial Second Lien Priority Indenture” has the meaning set forth in the third WHEREAS clause of this Agreement.

“Initial Second Lien Priority Notes” has the meaning set forth in the third WHEREAS clause of this Agreement.

“Initial Second Lien Priority Representative” has the meaning set forth in the introductory paragraph hereof.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Intermediate Holdings” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Loan Party” means the Borrower, Intermediate Holdings and each direct or indirect subsidiary of the Borrower that is now or hereafter becomes a party to any First Lien Priority Document or Second Lien Priority Document; provided, however, that any Loan Party which is not organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case, which is not required to be a party to any Second Lien Priority Document shall not be considered a Loan Party hereunder. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Person” means any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Replacement First Lien Priority Agreement” has the meaning set forth in the definition of “First Lien Priority Agreement”.

“Second Lien Enforcement Date” means the 180th day following the later of (i) the date on which a Second Lien Priority Representative has declared the existence of any Event of Default (or similar term) under (and as defined in) any Second Lien Priority Document and demanded the repayment of all the principal amount of obligations thereunder and (ii) the date on which all First Lien Priority Representatives have received written notice from any Second Lien Priority Representative of such declarations of such Event of Default and demand for payment; provided, the Second Lien Enforcement Date shall be stayed and shall not occur at any time with respect to any Loan Party which is a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding.

“Second Lien Priority Agreement” means the collective reference to (i) the Initial Second Lien Priority Indenture, (ii) any Additional Second Lien Priority Agreement and (iii) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase (to the extent permissible under the then existing First Lien Priority Agreements and Second Lien Priority Agreements), renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time (a) the Initial Second Lien Priority Notes or (b) any indebtedness and other obligations outstanding under (x) the Initial Second Lien Priority Indenture that is secured pari passu with the Initial Second Lien Priority Notes, or (y) any other agreement or instrument referred to in this clause (iii). Any reference to the Second Lien Priority Agreement hereunder shall be deemed a reference to any Second Lien Priority Agreement then extant.

“Second Lien Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any Second Lien Priority Secured Party as security for any Second Lien Priority Obligation.

“Second Lien Priority Collateral Agreement” means (i) the Collateral Agreement, dated as of August 24, 2023, among Intermediate Holdings, the Borrower, the other grantors party thereto, and the Initial Second Lien Priority Representative, as amended, modified and supplemented from time to time and (ii) any other agreements and documents purporting to grant rights in Second Lien Priority Collateral executed and delivered pursuant to any other Second Lien Priority Agreement.

“Second Lien Priority Creditors” means the holders of the Initial Second Lien Priority Notes, any holders of additional Second Lien Priority Obligations and any Persons that are otherwise “Secured Parties” (as defined in the Second Lien Priority Collateral Agreement) with a Second Priority Lien.

“Second Lien Priority Documents” means each Second Lien Priority Agreement, each Second Lien Priority Security Document and each Second Lien Priority Guarantee.

“Second Lien Priority Guarantee” means any guarantee by any Loan Party of any or all of the Second Lien Priority Obligations.

“Second Lien Priority Obligations” means (i) with respect to the Initial Second Lien Priority Indenture, all “Secured Obligations” of each Loan Party as defined in the Second Lien Priority Collateral Agreement referred to in clause (i) of the definition thereof and (ii) with respect to each other Second Lien Priority Agreement, (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under such Second Lien Priority Agreement, and (b) all guarantee obligations, fees, expenses (including, without limitation, reasonable fees, expenses and disbursements of agents, professional advisers and counsel) and other amounts payable from time to time pursuant to such Second Lien Priority Agreement, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Second Lien Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Lien Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Lien Priority Representative” means the Initial Second Lien Priority Representative, and any Person identified as a “Second Lien Priority Representative” in any Second Lien Priority Agreement other than the Initial Second Lien Priority Indenture.

“Second Lien Priority Secured Parties” means the Second Lien Priority Representatives, the Second Lien Priority Creditors and any other holders of the Second Lien Priority Obligations.

“Second Lien Priority Security Documents” means the Second Lien Priority Collateral Agreement, each of the security agreements executed and delivered pursuant to any Second Lien Priority Agreement and the security agreements and other instruments and documents executed and delivered pursuant to the Second Lien Priority Collateral Agreement.

“Second Priority Class Debt” has the meaning assigned to such term in Section 9.3(b).

“Second Priority Class Debt Parties” has the meaning assigned to such term in Section 9.3(b).

“Second Priority Class Debt Representative” has the meaning assigned to such term in Section 9.3(b).

“Second Priority Lien” means any Lien created by the Second Lien Priority Security Documents.

“Secured Parties” means the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties.

“Subsidiary” has the meaning set forth in the First Lien Priority Agreement.

“Term Loan A Agent” has the meaning set forth in the introductory paragraph hereof.

“Term Loan A Credit Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Term Loan B/RC Agent” has the meaning set forth in the introductory paragraph hereof.

“Term Loan B/Revolving Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Unasserted Contingent Obligations” shall mean, at any time, First Lien Priority Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Priority Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Priority Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors or permitted assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2. Lien Priorities.

2.1 Subordination of Liens. (a) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Priority Secured Party securing the Second Lien Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Priority Secured Parties securing the First Lien Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code, any applicable law or any First Lien Priority Document or Second Lien Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Priority Secured Party securing any of the First Lien Priority Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Lien Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) No First Lien Priority Secured Party or Second Lien Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other. Notwithstanding any failure by any First Lien Priority Secured Party or Second Lien Priority Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the First Lien Priority Secured Parties or the Second Lien Priority Secured Parties, the priority and rights as between the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2 Nature of First Lien Priority Obligations. Each Second Lien Priority Representative on behalf of itself and the other Second Lien Priority Secured Parties acknowledges that a portion of the First Lien Priority Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Priority Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Priority Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Priority Secured Parties and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Priority Obligations or the Second Lien Priority Obligations, or any portion thereof.

2.3 Agreements Regarding Actions to Perfect Liens.

(a) Each Second Lien Priority Representative agrees on behalf of itself and the other Second Lien Priority Secured Parties that each security agreement now or hereafter entered into for the benefit of such Second Lien Priority Representative and the other Second Lien Priority Secured Parties shall be substantially similar in all material respects to the corresponding security agreement in favor of the Controlling First Lien Priority Representative or otherwise in form reasonably satisfactory to the Controlling First Lien Priority Representative; provided, that the rights, privileges, protections, indemnities and immunities set forth in such security agreements with respect to such Second Lien Priority Representative shall be satisfactory to such Second Lien Priority Representative in its sole discretion.

(b) Each Second Lien Priority Representative agrees on behalf of itself and the other Second Lien Priority Secured Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or hereafter filed against real property in favor of or for the benefit of such Second Lien Priority Representative (or its agent) and the other Second Lien Priority Secured Parties shall be substantially similar in all material respects to the corresponding mortgage in favor of the Controlling First Lien Priority Representatives or otherwise in form reasonably satisfactory to the Controlling First Lien Priority Representative (provided, that such Second Lien Priority Representative shall not be responsible for the filing, form, content or renewal of such mortgage; and provided further, that the rights, privileges, protections, indemnities and immunities set forth in such mortgages with respect to such Second Lien Priority Representative shall be satisfactory to such Second Lien Priority Representative in its sole discretion) and shall contain the following notation (or equivalent language reasonably acceptable to the Controlling First Lien Priority Representative): “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to the First Lien Priority Representatives, and their successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of August 24, 2023 among JPMorgan Chase Bank, N.A., as Initial First Lien Priority Representative, The Bank of New York Mellon Trust Company, N.A., as Initial Second Lien Priority Representative, Anywhere Real Estate Group LLC, as the Borrower, and the other Loan Parties referred to therein, as amended from time to time.”

(c) Each First Lien Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to the First Lien Priority Security Documents, such possession or control is also for the benefit of, and such First Lien Priority Representative or such third party holds such possession or control as bailee and agent for, the Second Lien Priority Representatives and the other Second Lien Priority Secured Parties solely to the extent required to perfect their security interest in such Common Collateral (such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code). Nothing in the preceding sentences shall be construed to impose any duty on such First Lien Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide the Second Lien Priority Representatives or any other Second Lien Priority Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Lien Priority Security Documents, provided that subsequent to the occurrence of the First Lien Priority Obligations Payment Date, each First Lien Priority Representative shall (i) deliver to the Controlling Second Lien Priority Representative, at the Borrower’s sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Priority Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties and shall not impose on the First Lien Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

2.4 No New Liens.

(a) So long as the First Lien Priority Obligations Payment Date has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Loan Party, subject to Section 5.4, there shall be no Lien, and no Loan Party shall create, any Lien on any assets of any Loan Party, securing any Second Lien Priority Obligations that, to the extent permissible under applicable law, are not also subject to the Lien in respect of the First Lien Priority Obligations; provided that this provision will not be violated if such Loan Party gives each First Lien Priority Representative a reasonable opportunity to accept a Lien on any asset or property and such First Lien Priority Representative states in writing delivered to such Loan Party, with a copy to each Second Lien Priority Secured Party, that the documents governing such First Lien Priority Obligations in respect thereof prohibit the holders of such First Lien Priority Obligations from accepting a Lien on such asset or property or such holders of such First Lien Priority Obligations otherwise expressly decline to accept a Lien on such asset or property (any such prohibited or declined Lien, a “First Lien Priority Declined Lien”). If any Loan Party shall (nonetheless and in breach of the foregoing) have created any Lien on any collateral of any Loan Party in favor of any Second Lien Priority Secured Party that is not also subject to the Lien in respect of the First Lien Priority Obligations (other than a First Lien Priority Declined Lien), then the applicable Second Lien Priority Secured Party shall, to the extent permissible under applicable law, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of any First Lien Priority Secured Party as security for such First Lien Priority Obligations (subject to the Lien priority and other terms hereof) and in any event take or cause to be taken such actions as may be reasonably requested in writing by such First Lien Priority Representative to assign or release such Liens in favor of the applicable holders of such First Lien Priority Obligations (and/or its or their designee) as security for the First Lien Priority Obligations.

(b) In addition, subject to Section 5.4 and applicable law, none of the Loan Parties shall grant or permit any additional Liens on any asset or property of any Loan Party to secure any First Lien Priority Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Loan Party to secure the Second Lien Priority Obligations; provided that this provision will not be violated if each Second Lien Priority Representative (acting at the written direction of the Second Lien Priority Secured Parties required to direct the Second Lien Priority Representative under the applicable Second Lien Priority Documents) is given a reasonable opportunity to accept a Lien on any asset or property and such Second Lien Priority Representative (acting at the written direction of the Second Lien Priority Secured Parties required to direct the Second Lien Priority Representative under the applicable Second Lien Priority Document) states in writing that the documents governing such Second Lien Priority Obligations in respect thereof prohibit such holders from accepting a Lien on such asset or property or that such holders otherwise expressly decline to accept a Lien on such asset or property.

Section 3. Enforcement Rights.

3.1 Exclusive Enforcement. Until the occurrence of the First Lien Priority Obligations Payment Date or, subject to the proviso to Section 3.2(b), a Second Lien Enforcement Date, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Lien Priority Secured Parties shall have the sole and exclusive right to take and continue any Enforcement Action with respect to the Common Collateral, without any consultation with or consent of any Second Lien Priority Secured Party, but subject to the proviso set forth in Section 5.1. Upon the occurrence and during the continuance of a default or an event of default under the First Lien Priority Documents, the First Lien Priority Representatives and the other First Lien Priority Secured Parties may take and continue any Enforcement Action with respect to the First Lien Priority Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion.

3.2 Standstill and Waivers.

(a) Subject to the proviso set forth in Section 5.1, each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that, until the occurrence of the First Lien Priority Obligations Payment Date or, subject to the proviso to Section 3.2(b), the Second Lien Enforcement Date:

(i) they will not take or cause to be taken any Enforcement Action;

(ii) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Priority Obligation pari passu with or senior to, or to give any Second Lien Priority Secured Party any preference or priority relative to, the Liens with respect to the First Lien Priority Obligations or the First Lien Priority Secured Parties with respect to any of the Common Collateral;

(iii) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Lien Priority Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Lien Priority Secured Party;

(iv) they have no right to (i) direct either the First Lien Priority Representatives or any other First Lien Priority Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Priority Security Documents or (ii) consent or object to the exercise by any First Lien Priority Representative or any other First Lien Priority Secured Party of any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Priority Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (d), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(v) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Lien Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Lien Priority Secured Party shall be liable for, any action taken or omitted to be taken by any First Lien Priority Secured Party with respect to the Common Collateral or pursuant to the First Lien Priority Documents; and

(vi) they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

(b) Following the occurrence of a Second Lien Enforcement Date, the Controlling Second Lien Priority Representative may exercise rights and remedies in respect of the Common Collateral pursuant to the Second Lien Priority Collateral Agreements and applicable law; provided, that, notwithstanding anything herein to the contrary, in no event shall any Second Lien Priority Secured Party have the right to exercise any rights or remedies with respect to such Common Collateral if, notwithstanding the occurrence of the Second Lien Enforcement Date, the applicable First Lien Priority Secured Party shall have commenced and be diligently pursuing an Enforcement Action or other post-default exercise of their rights or remedies in each case with respect to all or any material portion of such Common Collateral.

3.3 Judgment Creditors. Except as otherwise specifically set forth in Sections 3.1 and 3.2(a), each Second Lien Priority Representative and the Second Lien Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower or any other Loan Party in accordance with the terms of the Second Lien Priority Documents and applicable law; provided that in the event that any Second Lien Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Lien Priority Obligations) to the same extent as all other Liens securing the Second Lien Priority Obligations are subject to the terms of this Agreement.

3.4 Cooperation. Each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that each of them shall take such actions, at the sole cost and expense of the Loan Parties, as the Controlling First Lien Priority Representative shall reasonably request in writing in connection with the exercise by the First Lien Priority Secured Parties of their rights set forth herein.

3.5 No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.6, if any First Lien Priority Secured Party or Second Lien Priority Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any First Lien Priority Secured Party or Second Lien Priority Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Lien Priority Secured Party or Second Lien Priority Secured Party.

3.6 Actions Upon Breach. (a) If any Second Lien Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the Controlling First Lien Priority Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Lien Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

(b) Should any Second Lien Priority Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Priority Secured Party (in its own name or in the name of the relevant Loan Party) or the relevant Loan Party may obtain relief against such Second Lien Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each Second Lien Priority Representative on behalf of each Second Lien Priority Secured Party that (i) the First Lien Priority Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Priority Secured Party waives any defense that the Loan Parties and/or the First Lien Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

Section 4. Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance; Purchase Right.

4.1 Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral in connection with an Enforcement Action, whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first to the First Lien Priority Representatives for application to the First Lien Priority Obligations in accordance with the terms of the First Lien Priority Documents, on a pro rata basis based on the aggregate outstanding principal amount of First Lien Priority Obligations under the First Lien Priority Agreements then outstanding, until the First Lien Priority Obligations Payment Date has occurred and thereafter, to the Second Lien Priority Representatives for application to the Second Lien Priority Obligations in accordance with the terms of the Second Lien Priority Documents, on a pro rata basis based on the aggregate outstanding principal amount of Second Lien Priority Obligations under the Second Lien Priority Agreements then outstanding. Until the occurrence of the First

Lien Priority Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Second Lien Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Controlling First Lien Priority Representative, for the benefit of the First Lien Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Lien Priority Secured Party hereby authorizes the Controlling First Lien Priority Representative to make any such endorsements as agent for the Second Lien Priority Representative (which authorization, being coupled with an interest, is irrevocable).

4.2 Releases of Second Priority Lien. (a) Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the First Lien Priority Documents that results in the release of the First Priority Lien on any Common Collateral (excluding (i) any sale or other disposition that is prohibited by the Second Lien Priority Agreements as in effect on the date hereof unless such sale or disposition is consummated in connection with an Enforcement Action or consummated after the institution of any Insolvency Proceeding or (ii) any release in connection with any First Lien Priority Obligations Payment Date), the Second Priority Lien on such Common Collateral (excluding any portion of the proceeds of such Common Collateral remaining after the First Lien Priority Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person.

(b) Each Second Lien Priority Representative shall promptly execute and deliver such release documents and instruments, in form and substance satisfactory to the Controlling First Lien Priority Representative, and shall take such further actions, at the sole cost and expense of the Loan Parties, as the Controlling First Lien Priority Representative shall reasonably request in writing to evidence any release of the Second Priority Lien described in Section 4.2(a). Each Second Lien Priority Representative hereby appoints the Controlling First Lien Priority Representative and any officer or duly authorized person of the Controlling First Lien Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Second Lien Priority Representative and in the name of such Second Lien Priority Representative or in such First Lien Priority Representative’s own name, from time to time, in the Controlling First Lien Priority Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). In no event shall any Second Lien Priority Representative incur any liability as a result of any action taken by the Controlling First Lien Priority Representative under this Section 4.2.

4.3 Inspection Rights and Insurance. (a) Any First Lien Priority Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the Controlling First Lien Priority Representative may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Second Lien Priority Secured Party or liability to any Second Lien Priority Secured Party.

(b) Until the First Lien Priority Obligations Payment Date has occurred, the Controlling First Lien Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that each Second Lien Priority Representative shall have the right to be named as additional insured and loss payee so long as its junior lien status is identified in a manner satisfactory to the Controlling First Lien Priority Representative); (ii) as among the Secured Parties, to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder, and (iii) as among the Secured Parties, to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

4.4 Purchase Right.

(a) Following the occurrence of (i) the receipt by the Second Lien Priority Secured Representatives of written notice by any First Lien Priority Representative or First Lien Priority Secured Party of their intent to accelerate payment of the First Lien Priority Obligations or to commence any Enforcement Action with respect to any Common Collateral (or acceleration or the actual commencement of any such Enforcement Action), (ii) the commencement of any Insolvency Proceeding with respect to any Loan Party, or (iii) a payment default under any First Lien Priority Agreement which has not been cured or waived by the applicable creditors within 30 days after the occurrence thereof (each, a “Purchase Event”), any one or more of the Second Lien Priority Secured Parties shall have the option at any time within 90 days after the occurrence of a Purchase Event upon five (5) Business Days’ prior irrevocable written notice (the “Purchase Notice”), which may be delivered by a Second Lien Priority Representative on such Second Lien Priority Secured Parties’ behalf, to the Controlling First Lien Priority Representative to purchase all (but not less than all) of the First Lien Priority Obligations at the Purchase Price (as defined in Section 4.4(c) below). The First Lien Priority Obligations shall be purchased by all of the Second Lien Priority Secured Parties giving the Purchase Notice to the Controlling Second Lien Priority Representative of their intent to exercise the purchase option hereunder ratably in accordance with the amount of Second Lien Priority Obligations held by them, unless otherwise agreed in writing among such Second Lien Priority Secured Parties.

(b) On the date specified by the Second Lien Priority Representative or a Second Lien Priority Secured Party in the Purchase Notice (which shall be a Business Day not less than five Business Days, nor more than ten Business Days, after receipt by the First Lien Priority Representative of the Purchase Notice, the First Lien Priority Secured Parties shall, subject to any required approval of any court or other governmental authority then in effect, sell to the Second Lien Priority Secured Parties electing to purchase pursuant to Section 4.4(a) (each such Second Lien Priority Secured Party, a “Purchasing Party,” and together, the “Purchasing Parties”), and the Purchasing Parties shall purchase (the “Purchase”) from the First Lien Priority Secured Parties, the First Lien Priority Obligations; provided, that the First Lien Priority Obligations purchased shall not include any rights of First Lien Priority Secured Parties with respect to indemnification and other obligations of the Loan Parties under the First Lien Priority Documents that are expressly stated to survive the termination of the First Lien Priority Documents (the “Surviving Obligations”).

(c) Without limiting the obligations of the Loan Parties under the First Lien Priority Documents to the First Lien Priority Secured Parties with respect to the Surviving Obligations (which shall not be transferred in connection with the Purchase), on the date of the Purchase, the Purchasing Parties shall (i) pay to the First Lien Priority Secured Parties as the purchase price (the “Purchase Price”) therefor the full amount of all First Lien Priority Obligations then outstanding and unpaid (including principal, interest, fees, breakage costs, non-contingent indemnity claims, attorneys’ fees and expenses, and, in the case of any Hedging Obligations, the amount that would be payable by the relevant Loan Party thereunder if it were to terminate such Hedging Obligations on the date of the Purchase or, if not terminated, an amount reasonably determined by the relevant First Lien Priority Secured Party to be necessary to collateralize its credit risk arising out of such Hedging Obligations), (ii) furnish cash collateral (the “Cash Collateral”) to the First Lien Priority Secured Parties in such amounts as the relevant First Lien Priority Secured Parties determine is reasonably necessary to secure such First Lien Priority Secured Parties in connection with any outstanding letters of credit (not to exceed 105% of the aggregate undrawn face amount of such letters of credit), (iii) agree to reimburse the First Lien Priority Secured Parties for any loss, cost, damage or expense (including attorneys’ fees and expenses) in connection with any fees, costs or expenses related to any checks or other payments provisionally credited to the First Lien Priority Obligations but as to which the First Lien Priority Secured Parties have not yet received final payment and (iv) without duplication of any amount paid pursuant to clause (i), pay unpaid indemnification obligations of the Loan Parties under the First Lien Priority Documents as to matters or circumstances known to the Purchasing Parties at the time of the Purchase and for which a claim has been asserted in the amount of any loss, cost, damage or expense to any of the First Lien Priority Secured Parties .

(d) The Purchase Price and Cash Collateral shall be remitted by wire transfer in immediately available funds to such account of the First Lien Priority Representative as it shall designate to the Purchasing Parties. The First Lien Priority Representative shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the Purchase Price to the First Lien Priority Secured Parties in accordance with the First Lien Priority Agreement. Interest shall be calculated to but excluding the day on which the Purchase occurs if the amounts so paid by the Purchasing Parties to the account designated by the First Lien Priority Representative are received in such account prior to 2:00 p.m., New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Purchasing Parties to the account designated by the First Lien Priority Representative are received in such account later than 2:00 p.m., New York City time.

(e) The Purchase shall be made without representation or warranty of any kind by the First Lien Priority Secured Parties as to the First Lien Priority Obligations, the Common Collateral or otherwise and without recourse to the First Lien Priority Secured Parties, except that the First Lien Priority Secured Parties shall represent and warrant: (i) the amount of the First Lien Priority Obligations being purchased, (ii) that the First Lien Priority Secured Parties own the First Lien Priority Obligations free and clear of any liens or encumbrances and (iii) that the First Lien Priority Secured Parties have the right to assign the First Lien Priority Obligations and the assignment is duly authorized.

(f) For the avoidance of doubt, unless a Second Lien Priority Representative shall have expressly elected to participate in the Purchase as a Purchasing Party, in no event shall a Second Lien Priority Representative have any obligation to furnish any portion of the Purchase Price, Cash Collateral or any other payment in connection with the Purchase to the First Lien Priority Secured Parties.

Section 5. Insolvency Proceedings.

5.1 Filing of Motions. Until the First Lien Priority Obligations Payment Date has occurred, each Second Lien Priority Representative agrees on behalf of itself and the other Second Lien Priority Secured Parties that no Second Lien Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of such Second Lien Priority Representative or Second Lien Priority Secured Parties, in whole or in part, as a result of their interest in the Common Collateral or in the Second Priority Lien (unless the assertion of such right is expressly permitted by this Agreement) or (c) challenges the validity, priority, enforceability or voidability of any Liens or claims held by the First Lien Priority Representatives or any other First Lien Priority Secured Party, or the extent to which the First Lien Priority Obligations constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that each Second Lien Priority Representative may (x) file a proof of claim in an Insolvency Proceeding, (y) take any action (not adverse to the priority status of the Liens on the Common Collateral, or the rights of any First Lien Priority Secured Party to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Common Collateral or (z) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Priority Secured Parties, including any claims secured by the Common Collateral, in each case subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on such Second Lien Priority Representative imposed hereby.

5.2 Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the Controlling First Lien Priority Representative or the other First Lien Priority Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then each Second Lien Priority Representative agrees, on behalf of itself and the other Second Lien Priority Secured Parties, that each Second Lien Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 5.4 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens (i) (x) to such DIP Financing on the same terms as the First Priority Liens are subordinated thereto or (y) if such DIP Financing is secured by Liens which are equally and ratably ranked with the First Priority Liens, to such DIP Financing on the same terms as the Second Priority Liens are subordinated to the First Priority Liens (and any such subordination under clause (x) or (y) will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Lien Priority Secured Parties and (iii) to any “carve-out” agreed to by the Controlling First Lien Priority Representative or the other First Lien Priority Secured Parties, and (d) agrees that notice received two Business Days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

5.3 Relief From the Automatic Stay. Each Second Lien Priority Representative agrees, on behalf of itself and the other Second Lien Priority Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, without the prior written consent of the Controlling First Lien Priority Representative.

5.4 Adequate Protection. Each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by any First Lien Priority Representative or the other First Lien Priority Secured Parties for adequate protection or any adequate protection provided to any First Lien Priority Representative or the other First Lien Priority Secured Parties, (b) any objection by any First Lien Priority Representative or any other First Lien Priority Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to any First Lien Priority Representative or any other First Lien Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.2(b) (but subject to all other provisions of this Agreement, including, without limitation, Sections 5.2(a) and 5.3), in any Insolvency Proceeding, (i) if the First Lien Priority Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, then in connection with any such DIP Financing or use of cash collateral each Second Lien Priority Representative, on behalf of itself and any of the Second Lien Priority Secured Parties, may seek or accept adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Lien Priority Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Priority Obligations are so subordinated to the First Lien Priority Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Priority Secured Parties and (z) without prejudice to any right of any First Lien Priority Secured Party to object thereto, the payment of post-petition interest (provided, in the case of this clause (z), that the First Lien Priority Secured Parties have been granted adequate protection in the form of post-petition interest reasonably satisfactory to them), provided, however, that such Second Lien Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Second Lien Priority Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event any Second Lien Priority Representative, on behalf of itself and the Second Lien Priority Secured Parties, seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then such Second Lien Priority Representative, on behalf of itself or any of the Second Lien Priority Secured Parties, agrees that the First Lien Priority Representatives shall also be granted a senior Lien on such additional collateral as security for the First Lien Priority Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Priority Obligations shall be subordinated to the Liens on such collateral securing the First Lien Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Lien Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Lien Priority Obligations are subordinated to such First Lien Priority Obligations under this Agreement. Each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the Controlling First Lien Priority Representative, which consent shall not be unreasonably withheld.

5.5 Avoidance Issues. If any First Lien Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Lien Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Prior to the First Lien Priority Obligations Payment Date (but subject to the first sentence of this Section 5.5), the Second Lien Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6 Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, no Second Lien Priority Representative nor any other Second Lien Priority Secured Party shall oppose any sale or disposition of any assets of any Loan Party that is supported by the First Lien Priority Secured Parties, and the Second Lien Priority Representatives and each other Second Lien Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Lien Priority Secured Parties and to have released their Liens on such assets (provided that the Second Priority Lien on any proceeds constituting Common Collateral from such sale or disposition remaining after the First Lien Priority Obligations Payment Date occurs shall continue).

5.7 Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Priority Security Documents and the Second Lien Priority Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Lien Priority Obligations and the Second Lien Priority Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the

First Lien Priority Secured Parties and Second Lien Priority Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Priority Secured Parties), the First Lien Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post- Petition Interest before any distribution is made in respect of the claims held by the Second Lien Priority Secured Parties. The Second Lien Priority Secured Parties hereby acknowledge and agree to turn over to the First Lien Priority Secured Parties upon written request therefor amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Priority Secured Parties.

5.8 No Waivers of Rights of First Lien Priority Secured Parties. Nothing contained herein shall prohibit or in any way limit the First Lien Priority Representatives or any other First Lien Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Priority Secured Party not expressly permitted hereunder, including the seeking by any Second Lien Priority Secured Party of adequate protection (except as provided in Section 5.4).

5.9 Other Matters. To the extent that any Second Lien Priority Representative or any Second Lien Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, such Second Lien Priority Representative agrees, on behalf of itself and the other Second Lien Priority Secured Parties not to assert any of such rights without the prior written consent of the Controlling First Lien Priority Representative unless expressly permitted to do so hereunder.

5.10 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

Section 6. Security Documents.

(a) Each Loan Party and each Second Lien Priority Representative, on behalf of itself and the Second Lien Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Lien Priority Documents inconsistent with or in violation of this Agreement.

(b) Each Loan Party and each First Lien Priority Representative, on behalf of itself and the First Lien Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Priority Documents inconsistent with or in violation of this Agreement.

(c) In the event the Controlling First Lien Priority Representative enters into any amendment, waiver or consent in respect of any of the First Lien Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Priority Security Document without the consent of or action by any Second Lien Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Second Lien Priority Agreements), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Lien Priority Security Document, unless also removed from the assets securing the First Lien Priority Obligations or except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Lien Priority Secured Parties shall not apply to the Second Lien Priority Security Documents without the consent of the applicable Second Lien Priority Representative, acting at the written direction of the Second Lien Priority Secured Parties required to direct the Second Lien Priority Representative under the applicable Second Lien Priority Agreements, (iii) no such amendment, waiver or consent with respect to any provision applicable to the Second Lien Priority Representatives under the Second Lien Priority Documents shall be made without the prior written consent of the Second Lien Priority Representatives and (iv) written notice of such amendment, waiver or consent shall be given to the Second Lien Priority Representatives by the Controlling First Lien Priority Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

Section 7. Reliance; Waivers; etc.

7.1 Reliance. The First Lien Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each Second Lien Priority Representative, on behalf of itself and the Second Lien Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Priority Secured Parties. The Second Lien Priority Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Priority Representative expressly waives all notices of the acceptance of and reliance by the Second Lien Priority Representative and the Second Lien Priority Secured Parties.

7.2 No Warranties or Liability. Each Second Lien Priority Representative and each First Lien Priority Representative acknowledge and agree that none have made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any First Lien Priority Document or any Second Lien Priority Document. Except as otherwise provided in this Agreement, the Second Lien Priority Representatives and the First Lien Priority Representatives will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

7.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Priority Documents or the Second Lien Priority Documents.

Section 8. Obligations Unconditional.

8.1 First Lien Priority Obligations Unconditional. All rights and interests of the First Lien Priority Secured Parties hereunder, and all agreements and obligations of the Second Lien Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Priority Document;

(c) prior to the First Lien Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Priority Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Priority Obligations, or of any Second Lien Priority Secured Party, or any Loan Party, to the extent applicable, in respect of this Agreement.

8.2 Second Lien Priority Obligations Unconditional. All rights and interests of the Second Lien Priority Secured Parties hereunder, and all agreements and obligations of the First Lien Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Second Lien Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Priority Document;

(c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Lien Priority Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Priority Obligations or any First Lien Priority Secured Party in respect of this Agreement.

Section 9. Miscellaneous.

9.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Priority Document or any Second Lien Priority Document with respect to the priority of any Liens or the exercise of any rights or remedies, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the parties hereto acknowledge that the terms of this Agreement are not intended to and shall not, as between the Loan Parties and the Secured Parties, negate, waive or cancel any rights granted to, or create any liability or obligation of, any Loan Party in the First Lien Priority Documents and the Second Lien Priority Documents or impose any additional obligations on the Loan Parties (other than as expressly set forth herein).

9.2 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Priority Obligation Payment Date shall have occurred. This is a continuing agreement and the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Borrower or any other Loan Party on the faith hereof.

9.3 Amendments; Waivers. (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Priority Representatives, the Second Lien Priority Representatives and, in the case of amendments or modifications of Sections 3.5, 3.6, 5.2, 5.4, 9.3, 9.5 or 9.6 or Exhibit I, II or III, the Loan Parties and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Anything herein to the contrary notwithstanding, no consent of any Loan Party shall be required for amendments, modifications or waivers of any other provisions of this Agreement other than those that (i) directly affect any obligation or right of the Loan Parties hereunder or under the First Lien Priority Documents or the Second Lien Priority Documents or that would impose any additional obligations on the Loan Parties or (ii) change the rights of the Loan Parties to refinance the First Lien Priority Obligations or the Second Lien Priority Obligations.

(b) To the extent, but only to the extent, permitted to be incurred by the First Lien Priority Agreements and Second Lien Priority Agreements then extant, and permitted by said agreements to be subject to the provisions of this Agreement as First Lien Priority Obligations or Second Lien Priority Obligations, as applicable, the Loan Parties may incur, issue and sell or guarantee one or more series or classes of Additional First Lien Priority Debt or one or more series or classes of Additional Second Lien Priority Debt. Any such additional class or series of Additional Second Lien Priority Debt permissible under the then-extant First Lien Priority Documents and Second Lien Priority Documents (the “Second Priority Class Debt”) may be secured by a Lien on the Common Collateral that is junior in priority to any Lien on the Common Collateral securing or purporting to secure any First Lien Priority Obligations, in each case under and pursuant to the relevant collateral documents for such Second Priority Class Debt, if and subject to the condition that the authorized representative of any such Second Priority Class Debt (each, a “Second Priority Class Debt Representative”), acting on behalf of the holders of such Second Priority Class Debt (such Second Priority Class Debt Representative and holders in respect of any Second Priority Class Debt being referred to as the “Second Priority Class Debt Parties”), becomes a party to this Agreement by satisfying the following condition: such Second Priority Class Debt Representative shall have executed and delivered a supplement substantially in the form of Exhibit II pursuant to which it becomes a Second Lien Priority Representative hereunder, and the Second Priority Class Debt in respect of which such Second Priority Class Debt Representative is the Second Lien Priority Representative and the related Second Priority Class Debt Parties become subject hereto and bound hereby. Any such additional class or series of Additional First Lien Priority Debt permissible under the then-extant First Lien Priority Documents and Second Lien Priority Documents (the “First Priority Class Debt”) may be secured by a Lien on the Common Collateral that is senior in priority to any Lien on the Common Collateral securing or purporting to secure any Second Lien Priority Obligations, in each case under and pursuant to the collateral documents for such First Priority Class Debt, if and subject to the condition that the authorized representative of any such Senior Priority Class Debt (each, a “First Priority Class Debt Representative”; and the First Priority Class Debt Representatives and Second Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such First Priority Class Debt (such First Priority Class Debt Representative and holders in respect of any such First Priority Class Debt being referred to as the “First Priority Class Debt Parties”), becomes a party to this Agreement by satisfying the following condition: such First Priority Class Debt Representative shall have executed and delivered a supplement substantially in the form of Exhibit III pursuant to which it becomes a First Lien Priority Representative hereunder, and the First Priority Class Debt in respect of which such First Priority Class Debt Representative is the First Lien Priority Representative and the related First Lien Priority Class Debt Parties become subject hereto and bound hereby.

9.4 Information Concerning Financial Condition of the Borrower and the other Loan Parties. Each of the Second Lien Priority Secured Parties and the First Lien Priority Secured Parties assumes responsibility for keeping itself informed of the financial condition of the Borrower and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Priority Obligations or the Second Lien Priority Obligations. The Second Lien Priority Representatives and the First Lien Priority Representatives hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event any Second Lien Priority Representative or any First Lien Priority Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

9.5 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

9.6 Submission to Jurisdiction. (a) Each First Lien Priority Secured Party, each Second Lien Priority Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any First Lien Priority Secured Party or Second Lien Priority Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each First Lien Priority Secured Party, each Second Lien Priority Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

9.7 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among the First Lien Priority Representatives and the Second Lien Priority Representatives from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

The Initial Second Lien Priority Representative agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods. The Initial Second Lien Priority Representative shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Agreement and delivered using Electronic Means; provided, however that each First Lien Priority Representative, each other Second Lien Priority Representative, the Borrower and the other Loan Parties (each, for purposes of this paragraph, a “Notifying Party”), shall provide to the Initial Second Lien Priority Representative an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which, incumbency certificate shall be amended, upon request, by such Notifying Party whenever a person is to be added or deleted from the listing. If a Notifying Party elects to give the Initial Second Lien Priority Representative Instructions using Electronic Means and the Initial Second Lien Priority Representative in its discretion elects to act upon such Instructions, the Initial Second Lien Priority Representative’s understanding of such Instructions shall be deemed controlling. Each Notifying Party understands and agrees that the Initial Second Lien Priority Representative cannot determine the identity of the actual sender of such Instructions and that the Initial Second Lien Priority Representative shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Initial Second Lien Priority Representative have been sent by such Authorized Officer. Each Notice Party shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Initial Second Lien Priority Representative and that the Notifying Parties and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Notifying Parties. The Initial Second Lien Priority Representative shall not be liable for any losses, costs or expenses arising directly or indirectly from the Initial Second Lien Priority Representative’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. Each Notifying Party agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Initial Second Lien Priority Representative, including without limitation the risk of the Initial Second Lien Priority Representative acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Initial Second Lien Priority Representative and that there may be more secure methods of transmitting Instructions than the method(s) selected by the applicable Notifying Party; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances and (iv) to notify the Initial Second Lien Priority Representative promptly upon learning of any compromise or unauthorized use of the security procedures.

9.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Priority Secured Parties and Second Lien Priority Secured Parties and their respective successors and permitted assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

9.9 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.10 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.11 Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any Second Lien Priority Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the Second Lien Priority Agreement or to demand payment under any guarantee in respect thereof, subject to the provisions of this Agreement.

9.12 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by email or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.14 Additional Loan Parties. Each Person that becomes a Loan Party after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of a Supplement in the form of Exhibit I to the First Lien Priority Collateral Agreement. In addition, the Borrower will cause each such Loan Party to execute a joinder to this Agreement in the form of Exhibit I hereto.

9.15 Protection of Initial Second Lien Priority Representative. The parties hereto agree that the Initial Second Lien Priority Representative shall be afforded hereunder all of the rights, protections, immunities, indemnities and privileges afforded to the Initial Second Lien Priority Representative under the Initial Second Lien Priority Indenture and the other Second Lien Priority Documents. It is understood and agreed that The Bank of New York Mellon Trust Company, N.A. is entering into this Agreement in its capacity as Collateral Agent under the Initial Second Lien Priority Indenture, and not in its individual capacity and in no event shall The Bank of New York Mellon Trust Company, N.A. incur any liability in connection with this Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Initial First Lien Priority Representative or any First Lien Priority Secured Party or Second Lien Priority Secured Party hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

For the avoidance of doubt, the parties hereto acknowledge that in no event shall the Initial Second Lien Priority Representative be responsible or liable for special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether any such party has been advised of the likelihood of such loss or damage and regardless of the form of action.

9.16 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties. The interrelationship among the First Lien Priority Secured Parties is governed by the First Lien Priority Intercreditor Agreement. The parties hereto hereby acknowledge that the Initial First Lien Priority Representative shall be entitled to all of its rights, protections, privileges, indemnities and immunities afforded to it under the First Lien Priority Documents in connection with its execution of this Agreement and performance of its obligations hereunder.

9.17 No Fiduciary Duty. Neither the Initial First Lien Priority Representative nor the Initial Second Lien Priority Representative shall be deemed to owe any fiduciary duty to any party hereto, any other First Lien Priority Representative, any other Second Lien Priority Representative or any other First Lien Secured Parties or Second Lien Secured Parties. Each of the Initial First Lien Priority Representative and the Initial Second Lien Priority Representative undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Agreement and no implied covenants or obligations with respect to any party hereto shall be read into this Agreement against the Initial First Lien Priority Representative or the Initial Second Lien Priority Representative.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Initial First Lien Priority Representative for and on behalf of the First Lien Priority Secured Parties under the Existing Credit Agreements

By:	/s/ Brian Smolowitz
Name:	Brian Smolowitz
Title:	Executive Director

Address for Notices:

JPMorgan Chase Bank, N.A.
500 Stanton Christiana Rd, Floor 01
Newark, DE, 19713-2105
Attention: Michelle Keesee
Email: michelle.keesee@chase.com
Phone: +1-302-634-1920

with a copy to:

JPMorgan Chase Bank, N.A.
131 S Dearborn St, Floor 04
Chicago, IL, 60603-5506
Attention: Loan and Agency Servicing
Email: jpm.agency.cri@jpmorgan.com

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as Collateral Agent, as Initial Second Lien Priority Representative for and on behalf of the Second Lien Priority Secured Parties under the Initial Second Lien Priority Indenture

By:	/s/ Marie A. Hattinger
Name:	Marie A. Hattinger
Title:	Vice President

Address for Notices:
The Bank of New York Mellon Trust Company, NA.
500 Ross Street, 12th Floor
Pittsburgh, PA 15262
Attention: Corporate Trust Administration

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

ANYWHERE INTERMEDIATE HOLDINGS LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Address for Notices:
Anywhere Real Estate Group LLC
175 Park Ave.
Madison, NJ 07940
Telephone: (973) 407-5370
Facsimile: (973) 408-7004
Attention: General Counsel
Email: marilyn.wasser@anywhere.re

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

ALPHA REFERRAL NETWORK LLC
ANYWHERE ADVISORS LLC
ANYWHERE ADVISORS NEVADA LLC
ANYWHERE BRANDS LLC
ANYWHERE CO-ISSUER CORP.
ANYWHERE INSURANCE AGENCY INC.
ANYWHERE INTEGRATED AFFILIATES HOLDINGS LLC
ANYWHERE INTEGRATED HOLDINGS LLC
ANYWHERE INTEGRATED SERVICES LLC
ANYWHERE INTEGRATED VENTURE PARTNER LLC
ANYWHERE LEADS INC.
ANYWHERE REAL ESTATE OPERATIONS LLC
ANYWHERE REAL ESTATE SERVICES GROUP LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
BETTER HOMES AND GARDENS REAL ESTATE LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CARTUS CORPORATION
CB COMMERCIAL NRT PENNSYLVANIA LLC
CDRE TM LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
CLIMB FRANCHISE SYSTEMS LLC
CLIMB REAL ESTATE LLC
CLIMB REAL ESTATE, INC.
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER LLC
COLDWELL BANKER NRT REALVITALIZE, INC.
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
CORCORAN GROUP LLC
ERA FRANCHISE SYSTEMS LLC
ESTATELY, INC.
HFS LLC
HFS.COM CONNECTICUT REAL ESTATE LLC
HFS.COM REAL ESTATE INCORPORATED
HFS.COM REAL ESTATE LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
LAKECREST TITLE, LLC
LAND TITLE AND ESCROW, INC.
MARTHA TURNER PROPERTIES, L.P.
MARTHA TURNER SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY LLC
MTPGP, LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA LLC
NRT ARIZONA REFERRAL LLC
NRT CALIFORNIA INCORPORATED
NRT CAROLINAS LLC
NRT CAROLINAS REFERRAL NETWORK LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT DEVONSHIRE LLC
NRT DEVONSHIRE WEST LLC
NRT HAWAII REFERRAL, LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC
NRT PITTSBURGH LLC
NRT QUEENS LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT VACATION RENTALS ARIZONA LLC
NRT VACATION RENTALS CALIFORNIA, INC.
NRT VACATION RENTALS DELAWARE LLC
NRT ZIPREALTY LLC
ONCOR INTERNATIONAL LLC
REAL ESTATE REFERRAL LLC
REAL ESTATE SERVICES LLC
REALVITALIZE AFFILIATES LLC
REALVITALIZE AFFILIATES, INC.
REALVITALIZE LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK, LLC
SECURED LAND TRANSFERS LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY GLOBAL DEVELOPMENT ADVISORS LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
SOTHEBY’S INTERNATIONAL REALTY, INC.
THE BAIN ASSOCIATES REFERRAL LLC
THE LANDOVER CORPORATION
THE SUNSHINE GROUP, LTD.

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

TITLE RESOURCE GROUP SETTLEMENT SERVICES, LLC
TRG MARYLAND HOLDINGS LLC
TRG SETTLEMENT SERVICES, LLP
WARBURG REALTY PARTNERSHIP, LTD.
WRP91, LLC
ZAPLABS LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Treasurer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY

By:	/s/ Thomas N. Rispoli
Name:	Thomas N. Rispoli
Title:	Senior Vice President and Treasurer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

CORNERSTONE TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
UPWARD TITLE & ESCROW COMPANY

By:	/s/ Seth I. Truwit
Name:	Seth I. Truwit
Title:	Assistant Secretary

NRT WEST, INC.

By:	/s/ Seth I. Truwit
Name:	Seth I. Truwit
Title:	Secretary

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

EQUITY TITLE COMPANY

By:	/s/ Timothy B. Gustavson
Name:	Timothy B. Gustavson
Title:	Senior Vice President

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

Exhibit I

[FORM OF] JOINDER NO. [___] dated as of [______________], 20[___], (the “Joinder”) to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of August 24, 2023 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”), among ANYWHERE REAL ESTATE GROUP LLC, a Delaware limited liability company (the “Company”), each of the other Loan Parties party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Initial First Lien Priority Representative, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Second Lien Priority Representative, and each additional First Lien Priority Representative and additional Second Lien Priority Representative from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the undersigned Loan Parties listed on the signature page hereto (each, a “New Loan Party”) wishes to acknowledge and agree to the Intercreditor Agreement and become a party thereto and to acquire and undertake the rights and obligations of a Loan Party thereunder.

Accordingly, each New Loan Party agrees as follows for the benefit of the First Lien Priority Representatives and Second Lien Priority Representatives:

1. Accession to the First Lien Priority Intercreditor Agreement. Each New Loan Party (a) acknowledges and agrees to, and becomes a party to the Intercreditor Agreement as a Loan Party, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Loan Party under the Intercreditor Agreement. This Joinder supplements the Intercreditor Agreement and is being executed and delivered by each New Loan Party.

2. Representations, Warranties and Acknowledgement of the New Loan Party. Each New Loan Party represents and warrants to each First Lien Priority Representative and Second Lien Priority Representative that (a) it has full power and authority to enter into this Joinder, in its capacity as Loan Party and (b) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

3. Counterparts; Electronic Execution. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when each First Lien Priority Representative and Second Lien Priority Representative shall have received a counterpart of this Joinder that bears the signature of each New Loan Party. Delivery of an executed signature page to this Joinder by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder. The words “execution,” “signed,” “signature,” and words of like import in this Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Ex. I-1

4. Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement subject to any limitations set forth in the Intercreditor Agreement with respect to the Loan Parties.

6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. Governing Law. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. Severability. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the Intercreditor Agreement. All communications and notices hereunder to each New Loan Party shall be given to it in care of the Company.

[Signature Pages Follow]

Ex. I-2

IN WITNESS WHEREOF, each New Loan Party has duly executed this joinder as of the day and year first above written.

[NAME OF NEW LOAN PARTY], as [__________]

By:
Name:
Title:

Ex. I-3

Exhibit II

[FORM OF] SUPPLEMENT NO. [___] (this “Representative Supplement”), dated as of [ ], 20[ ], to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of August 24, 2023 (the “First Lien/Second Lien Intercreditor Agreement”), among ANYWHERE REAL ESTATE GROUP LLC, a Delaware limited liability company (the “Borrower”), each of the other Loan Parties party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Initial First Lien Priority Representative, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Second Lien Priority Representative, and each additional First Lien Priority Representative and additional Second Lien Priority Representative from time to time party thereto.

1. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

2. As a condition to the ability of the Borrower or any other Loan Party to incur Second Priority Class Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such Second Priority Class Debt with the Second Priority Lien, in each case under and pursuant to the applicable collateral documents, the Second Priority Class Debt Representative in respect of such Second Priority Class Debt is required to become a Second Lien Priority Representative under, and such Second Priority Class Debt and the Second Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 9.3(b) of the First Lien/Second Lien Intercreditor Agreement provides that such Second Priority Class Debt Representative may become a Second Lien Priority Representative under, and such Second Priority Class Debt and such Second Priority Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the Second Priority Class Debt Representative of an instrument in the form of this Representative Supplement. The undersigned Second Priority Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the First Lien Priority Agreements and the Second Lien Priority Agreements.

Accordingly, the New Representative agrees as follows:

SECTION 1. In accordance with Section 9.3(b) of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a Second Lien Priority Representative under, and the related Second Priority Class Debt and Second Priority Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Second Lien Priority Representative, and the New Representative, on behalf of itself and such Second Priority Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a Second Lien Priority Representative and to the Second Priority Class Debt Parties that it represents as Second Lien Priority Secured Parties. Each reference to a “Second Lien Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Ex. II-1

SECTION 2. The New Representative represents and warrants to the Controlling First Lien Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe debt facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Second Lien Priority Agreement relating to such Second Priority Class Debt provides that, upon the New Representative’s entry into this Agreement, the Second Priority Class Debt Parties in respect of such Second Priority Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as Second Lien Priority Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Controlling First Lien Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse each of the Controlling Second Lien Priority Representative and the New Representative for its reasonable and documented out-of-pocket expenses in connection with this Representative Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Controlling Second Lien Priority Representative and the New Representative.

[SIGNATURE PAGES FOLLOW]

Ex. II-2

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

Ex. II-3

Acknowledged by:

ANYWHERE REAL ESTATE GROUP LLC,

as the Borrower

By:
Name:
Title:

Ex. II-4

Exhibit III

[FORM OF] SUPPLEMENT NO. [___] (this “Representative Supplement”), dated as of [ ], 20[ ], to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of August 24, 2023 (the “First Lien/Second Lien Intercreditor Agreement”), among ANYWHERE REAL ESTATE GROUP LLC, a Delaware limited liability company (the “Borrower”), each of the other Loan Parties party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Initial First Lien Priority Representative, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Second Lien Priority Representative, and each additional First Lien Priority Representative and additional Second Lien Priority Representative from time to time party thereto.

1. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien/Second Lien Intercreditor Agreement.

2. As a condition to the ability of the Borrower or any other Loan Party to incur First Priority Class Debt after the date of the First Lien/Second Lien Intercreditor Agreement and to secure such First Priority Class Debt with the First Priority Lien, in each case under and pursuant to the applicable collateral documents, the First Priority Class Debt Representative in respect of such First Priority Class Debt is required to become a First Lien Priority Representative under, and such First Priority Class Debt and the First Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement. Section 9.3(b) of the First Lien/Second Lien Intercreditor Agreement provides that such First Priority Class Debt Representative may become a First Lien Priority Representative under, and such First Priority Class Debt and such First Priority Class Debt Parties may become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement, pursuant to the execution and delivery by the First Priority Class Debt Representative of an instrument in the form of this Representative Supplement. The undersigned First Priority Class Debt Representative (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the First Lien Priority Agreements and the Second Lien Priority Agreements.

Accordingly, the New Representative agrees as follows:

SECTION 1. In accordance with Section 9.3(b) of the First Lien/Second Lien Intercreditor Agreement, the New Representative by its signature below becomes a First Lien Priority Representative under, and the related First Priority Class Debt and First Priority Class Debt Parties become subject to and bound by, the First Lien/Second Lien Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a First Lien Priority Representative, and the New Representative, on behalf of itself and such First Priority Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien/Second Lien Intercreditor Agreement applicable to it as a First Lien Priority Representative and to the First Priority Class Debt Parties that it represents as First Lien Priority Secured Parties. Each reference to a “First Lien Priority Representative” in the First Lien/Second Lien Intercreditor Agreement shall be deemed to include the New Representative. The First Lien/Second Lien Intercreditor Agreement is hereby incorporated herein by reference.

Ex. III-1

SECTION 2. The New Representative represents and warrants to the Controlling First Lien Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe debt facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the First Lien Priority Agreement relating to such First Priority Class Debt provides that, upon the New Representative’s entry into this Agreement, the First Priority Class Debt Parties in respect of such First Priority Class Debt will be subject to and bound by the provisions of the First Lien/Second Lien Intercreditor Agreement as First Lien Priority Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Controlling First Lien Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien/Second Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien/Second Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 9.7 of the First Lien/Second Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse each of the Controlling First Lien Priority Representative and the New Representative for its reasonable and documented out-of-pocket expenses in connection with this Representative Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Controlling First Lien Priority Representative and the New Representative.

[SIGNATURE PAGES FOLLOW]

Ex. III-2

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the First Lien/Second Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

Ex. III-3

Acknowledged by:

ANYWHERE REAL ESTATE GROUP LLC,

as the Borrower

By:
Name:
Title:

Ex. III-4